Exhibit 10.20

CORRECTIVE AMENDMENT TO

MARKETING AGREEMENT

This Corrective Amendment (“Amendment”), entered into on July 20, 2011, is between MGM Resorts International, a Delaware corporation (“MGM”), and incuBET, Inc., a Delaware corporation (“incuBET”) (formerly myVEGAS.com, LLC, a Nevada limited liability company), and amends in part the Marketing Agreement dated April 13, 2011 between MGM and incuBET, as amended (the “Agreement”).

RECITALS

Whereas, MGM and incuBET acknowledge that the Agreement (i) contained two cross-reference errors and each wishes to correct the errors, and (ii) contained an incomplete notice provision and each wishes to complete that provision.

AGREEMENT

NOW, THEREFORE, based on the foregoing recitals, which are incorporated herein by reference, and for good and valuable consideration, the receipt and adequacy of which the parties hereby acknowledge, the parties agree as follows:

1.             Amendment.

1.1.            Section 10.3. Section 10.3 of the Agreement is hereby amended in part by deleting the reference to “Section 10.3” in the first sentence of that section and inserting in its place a reference to “Section 10.4” (i.e. the Profit Share obligations are subject to the repurchase right described in Section 10.4, which if exercised, extinguishes the Profit Share).

1.2.            Section 10.4. Section 10.4 of the Agreement is hereby amended by deleting the reference to “Section 10.2” in the last sentence of that section and inserting in its place a reference to “Section 10.3” (i.e. upon exercise of the repurchase right and payment of the lump sum described therein the obligation to pay the Profit Share is extinguished).

1.3.            Section 17.19. The table of notice information in Section 17.19 of the Agreement is hereby amended in its entirety and replaced with the following:

If to MGM, to: MGM Resorts International 3600 Las Vegas Boulevard South Las Vegas, NV 89109-4303 Fax: (702) 693-8123 Attn: Bill Hornbuckle	If to incuBET, to: incuBET, Inc. 3883 Howard Hughes Pkwy, 8th Floor Las Vegas, NV 89169 Fax: 702-215-2189 Attn: Andrew Pascal, CEO

2.             Effectiveness of Amendment. This Amendment is deemed effective as of the Effective Date of the Agreement. Except as set forth in this Amendment, the Agreement remains unchanged and in full force and effect.

[Signature page follows]

The undersigned have executed this Amendment as of the day and year first above written as authorized officers or signatories of the relevant party.

incuBET, Inc.

/s/ Andrew S. Pascal
Andrew Pascal, CEO

MGM Resorts International

/s/ Bill Hornbuckle
Bill Hornbuckle, Chief Marketing Officer